UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40W. 57th Street, 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President
The Tocqueville Trust
40W. 57th Street, 19th Floor
New York, NY 10019
(Name and address of agent for service)

212-698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

Item 1. Report to Stockholders.

S E M I - A N N U A L R E P O R T

April 30, 2006

The Tocqueville Trust Mutual Funds

The Tocqueville Fund

The Tocqueville Small Cap Value Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Tocqueville Genesis Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholders,

The last couple of decades have been characterized by a number of mega-trends in the United States that have directly affected global economies and financial markets. Most obvious have been:
  The deceleration of inflation from a peak of 14% in 1981 to about 4% recently;
  The decline of long-term interest rates from almost 16% in 1981 to around 5% currently (on 10-year Treasuries);
  A dynamic rate of growth (especially for consumption and housing) facilitated by a two-step acceleration in overall indebtedness;
  A deteriorating Current Account deficit resulting from much greater internal demand than in Japan or Europe;
  A rapid emergence of less-developed economies (including China and India), which accelerated the trend towards globalization, through a redirection of trade and capital flows.
All of this has resulted, in a fairly high level of optimism (or at least complacency) in financial markets, reflected in the fact that valuation criteria such as price-earnings ratios, while down from their bubble highs, remain historically high.

On this background, which many market participants have come to regard as the norm, it is good to remember that economies and financial markets are cyclical entities. Therefore, we believe, there is a high likelihood that we are close to a transition period after which inflation, interest rates, dollar-favorable capital flows (which move inversely to our current account) and stock valuations will start moving in the opposite direction of the last twenty years.

The transition may be long, as illustrated by the following chart.

But it often is during periods of major transition that new leadership emerges in the stock market. In such times, a disciplined, value contrarian approach such as Tocqueville’s can be particularly useful.

Respectfully,

François Sicart Chairman

See Legend on Page 15

Semi-Annual Report 1

The Tocqueville Fund

Dear Fellow Shareholder,

The Tocqueville Fund registered strong returns in the first six months of the fiscal year ended April 30, 2006. The Fund’s net asset value gained 18.68% over the period while the S&P 500 Index, the benchmark with which the Fund is most often compared rose 9.64%. Our returns were led by continued strong results from industrials and commodity oriented companies, benefiting from world wide economic growth and, as has become apparent more recently, speculative excess. We continued to shave positions in these well performing groups throughout the first half of the year.

Since April 30th, however, the markets have suffered a fairly steep decline, and your Fund has suffered along with the market. What is going on? When the decline started, something about the market action reminded me of 2002. Like that year, 2006 is an election year, and there is now, as there was then, a great deal of uncertainty regarding the election. Markets deplore uncertainty, particularly political and fiscal uncertainty associated with a change of power. With a possible recapture of one or even both houses of congress by the opposition party, tax and fiscal policy could once again be up for grabs, as has so often been the case in the past twenty-six years, ever since the “Reagan Revolution.” Major tax and fiscal policy changes seem to occur with every changing of the guard.

Also like 2002, the drums of war can be heard beating. In 2002, the beat was at a high decibel level, as the administration was gearing up to an autumn conflict which, it turns out and for a variety of reasons, was postponed until the following spring. The drumbeat is much less audible today, but the Iranian issue is looming. The actual threat appears to be much bigger by far than the Iraqi problem was in 2002, and the administration has not taken military action off the table. So there is plenty to worry about on the geopolitical front.

And of course, there is the unknown of a new Federal Reserve (“Fed”) chairman. In the few short weeks Mr. Bernanke has been in charge, the Fed has introduced far more uncertainty into the avocation of Fed watching that fascinates much of Wall Street. Perhaps this is by design. Certainly in the waning years of the Greenspan era, Fed policy became all too predictable. The problem with predictability, of course, is that it tends to lower risk premiums. And indeed, risk premiums all across the globe and among every asset class had grown very small by the spring of 2006. The lack of clarity by the new Fed has not been greeted warmly by the markets, but for the long term, it may be just what the markets need to prevent becoming dangerously underpriced for risk.

In any event, similarities and differences to 2002 aside, the market tumble in the six weeks after April 30th has been profound. While hardly pleasant, as long term value investors, we welcome the opportunities that arise when these downdrafts hit the markets. We take this opportunity to upgrade and restructure portfolios into names that we are willing to hold for the long term. At the moment we are continuing to find good values in technology, pharmaceutical and consumer non-durable companies all of which have been out of favor for some time and which have held up reasonably well in the downturn, usually a good sign.

As one of the Tocqueville Fund’s largest individual shareholders, I appreciate your continued loyalty and support, particularly during these times of market turbulence.

Sincerely,

Robert W. Kleinschmidt
Portfolio Manager

See Legend on Page 15

2  April 30, 2006

The Tocqueville Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/95. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED APRIL 30, 2006

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund—Net Asset Value	27.17%	25.33%	9.83%	10.46%
Tocqueville Fund—Load*	27.17%	25.33%	9.83%	10.00%
Standard & Poor’s 500 Stock Index	15.42%	14.68%	2.70%	8.94%
* Effective February 1, 2000, the Fund eliminated its sales load.

Semi-Annual Report 3

The Tocqueville Small Cap Value Fund

Dear Fellow Shareholder,

We are pleased to report that the Tocqueville Small Cap Value Fund posted a very strong recovery during the first half of this new fiscal year. The Net Asset Value of the fund increased by 12.36% and barring unforeseeable circumstances, the numerous positive indications recently received from our portfolio companies give us every reason to be optimistic about the periods immediately ahead. The return of the Russell 2000 Index over the same period was 18.91%. We are sticking to our value-based investment strategies of managing for the long-term, as opposed to trying to outperform any index over the short-term. Since inception in August 1994, the Tocqueville Small Cap Value Fund delivered average annual returns of 14.22% versus 11.69% for its Russell 2000 benchmark.

Cautious Optimism Maintained

In retrospect, the strong recovery of the Fund during the past six months reflects portfolio changes and solid economic progression at most of our holdings. We eliminated eleven stocks from our portfolio. This allowed us to take profits and to reduce the risk exposure attached to seven of our most appreciated holdings. These stocks in our view no longer qualified as “value stocks” and appeared to be ahead of their fundamentals. Eliminated were Avnet Inc., Barnes Group Inc., Bentley Pharmaceuticals Inc., Corn Products Int’l., Micromuse Inc., Plexus Corp., and Timken Co. We also eliminated four holdings in our traditional portfolio cleaning process, as these appeared unlikely to deliver on our expectations. These were Cott Corp., Journal Communications, Schering-Plough Corp., and Tredegar Corp. We also made a number of minor changes to existing positions to take advantage of relative valuation opportunities. In that process we took profits by slightly reducing eight positions and increasing four others.

Solid economic progress was evident at our largest position Informatica Corp. It is benefiting from a strong resurgence in demand for database and customer relationship management software. Our second largest position, Global Industries, Ltd., is benefiting from its surging backlog of offshore pipeline repair and construction activity. Also helping our performance during the first half were our holdings of water treatment chemicals producer Hercules Inc., telecom equipment and router producer, 3Com Corp., printed circuit board power component maker Vicor Corp., electric motor and portable generator set maker Baldor Electric Co., and lastly seismic oil exploration equipment manufacturer Input/ Output Inc.

We believe the eleven new names added to the Fund have a number of attractive common features. Most are small companies in emerging industries or market segments. All are value-stocks because of problems, which we hope will be of a temporary nature. Most are in the process of introducing new products which, if successful over the next few years, should greatly enhance their current solid potential. Six of these additions are healthcare niche-market companies.

4 April 30, 2006

Datascope Corp. manufactures and sells catheter-based products used during cardiovascular and vascular surgery procedures; Educate Inc. supplies pre-K-12 supplemental education services to students and their families under the Sylvan Learning Center, Hooked on Phonics, and Catapult Learning brands. Dendrite Int’l. designs and sells computer software that empowers drug industry reps in marketing products to doctors, and in clinical and regulatory compliance tracking; Keithley Instruments designs, manufactures and sells electrical test and measurement instruments used by scientists and engineers in the worldwide electronics industry; Mentor Graphics Corp. designs, sells and services Electronic Design Automation software to the worldwide electronics industry. Methode Electronics designs, manufactures and sells devices and subsystems used to test optical signals, electrical components, and opto-electrical devices; Pharmion Corp. is a biotechnology company engaged in the licensing, development and commercialization of innovative hematology and oncology products; Power-One, Inc. is a leading designer and producer of power conversion devices for telecommunication, test equipment, and high-end industrial applications; Salix Pharmaceuticals develops and markets prescription pharmaceuticals for the treatment of gastrointestinal diseases; Synovis Life Technology Inc. designs, manufactures and markets implantable biomaterial products as well as conductor components used for cardiac rhythm management; Wright Medical Group, Inc. designs, manufactures and sells reconstructive joint devices and bio-orthopedic materials used in knee, hip and other joints replacement surgery.

In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Sincerely,

Jean-Pierre Conreur
Portfolio Manager

See Legend on Page 15

Semi-Annual Report 5

The Tocqueville Small Cap Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/95 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED APRIL 30, 2006

	1 Year	3 Year	5 Year	10 Year
Tocqueville Small Cap Value Fund—Net Asset Value	29.02%	19.21%	9.32%	12.81%
Tocqueville Small Cap Value Fund—Load*	29.02%	19.21%	9.32%	12.35%
Russell 2000 Index	33.47%	25.67%	10.90%	9.58%
* Effective February 1, 2000, the Fund eliminated its sales load.

6 April 30, 2006

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2006, The Tocqueville International Value Fund’s total U.S. dollar return was 21.04%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 23.10%.

During the first half of our fiscal year, equity markets embraced the “goldilocks” scenario of low inflation economic growth. Unconcerned about inflation and associated increases in long term interest rates, which are negative for equity valuations, investors focused their attention instead on corporate profit growth, which continued at a strong clip. Equity markets in most parts of the world rose to multi-year highs. During the period, credit spreads, a measure of risk reflected in bond prices, remained at very low levels. Low interest rates encouraged momentum investors to borrow cheap money to buy assets, particularly risky assets like emerging markets’ equities and commodity related assets. This phenomenon was exacerbated by unprecedented money flows into funds that specialize in such risky assets. This sort of investor behavior, we believe, smacks of speculative excess.

During the six months ended April 30, 2006, the European BE 500 Index increased by 17.57% in local currency terms, the Japanese Nikkei 225 Index increased by 24.86% in local currency terms, the Morgan Stanley Far East Index increased by 26.23%. The Euro increased by 5.35% against the U.S. dollar and the Japanese Yen increased by 2.21% against the dollar.

During the second quarter of our fiscal year, we had gains across geographies and industries, with notably large contributions from Dutch dredging company, Boskalis, Italian clothing maker, Benetton, and Japanese gaming software maker, Nintendo. We sold a few positions that met our valuation targets, like French aerial platform maker, Pinguely-Haulotte, Korean consumer products conglomerate, Doosan, and Japanese industrial chain maker, Tsubakimoto Chain. In terms of geographic exposure, Europe increased from 40% to 45%, Asia increased from 16% to 20%, and Japan decreased from 23% to 22% of the Fund’s holdings. Thematically, several of our new positions were concentrated in the media and telecom area, sectors that are deeply out of favor with their traditional growth investor constituencies and now offer some compelling individual stock values. We initiated a position in leading French TV broadcaster M6, where the core business is growing and generates free cash flow, and management has indicated an increased inclination to return a portion of the company’s large cash horde to investors in the form of a special dividend. We also purchased Chunghwa Telecom, which has dominant shares of the Taiwanese market for wireline, wireless and broadband telecom services, and generates a double digit cash flow yield, a dividend yield in excess of 7%, and substantial excess cash that may be distributed in a recapitalization.

As occurs during periods of speculative excess, we believe the market has ignored a number of factors that point toward a more difficult environment for equities. These include rising geopolitical tension, a U.S. executive branch that, in our opinion, is struggling, persistently high energy prices, signs of incipient inflation, the potential for central bank tightening in several geographies, and a decline in the U.S. housing market. Notably, we believe the weakening of the U.S. consumer confidence, which we have been anticipating for some time now, may finally be upon us. If so, this would suggest a slowdown in global economic growth. All of which sets the stage for a correction of some kind to put the markets back on terra firma. If this happens, the decline in valuations should create buying opportunities for our fund. Until it does, we will retain a cautious stance to new investments and, as always, seek out situations where company specific dynamics drive value creation.

Semi-Annual Report 7

Over the long term, we expect the non-U.S. markets to benefit from improving corporate governance and management practices, the development of local equity cultures, declining macroeconomic risk premiums and positive capital flows. Against this background, inefficient pricing of equities, particularly among small and mid-cap companies, can provide exceptional opportunities. We will continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are, in our opinion, out of favor and undervalued, and will aim to provide our shareholders with above average returns.

Respectfully,

James Hunt Portfolio Manager	François Sicart Portfolio Manager

See Legend on Page 15

8  April 30, 2006

The Tocqueville International Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/95 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED APRIL 30, 2006

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund—Net Asset Value	37.00%	37.24%	18.83%	7.05%
Tocqueville International Value Fund—Load*	37.00%	37.24%	18.83%	6.62%
Morgan Stanley EAFE Index	34.00%	29.60%	9.59%	7.03%
* Effective February 1, 2000, the Fund eliminated its sales load.

Semi-Annual Report 9

The Tocqueville Gold Fund

Dear Fellow Shareholder,

Gold appears to be taking a breather after accelerating to 26 year highs above $700/oz. The recent run up in the metal coincided with renewed weakness in the dollar, bonds, and stocks. While gold and gold shares are entitled to corrective action, we believe there can be little doubt that the bear market in financial assets has reasserted itself with force. We further believe that any pullback in the metal should be viewed as a gift to those who have, for whatever reasons, still not made a commitment to gold.

Year to date, most investors in the equity markets have only losses to show for their efforts. Going back to 2000, the general market remains lower. The secular decline in stocks is now in its sixth year, interrupted, in our opinion, only by a fake out bear market rally over the past two years. Until recently, investment psychology has been complacent and speculation, especially in credit, rampant. We would venture to guess that no more than one-tenth of one percent of all investors would recognize that we are in a bear market environment. As they begin to adjust their expectations and recalibrate their sights, they will begin to consider safe havens. Few exist, but they include cash, treasuries, and, we of course believe, gold.

Federal Reserve (the “Fed”) policy makers face an impossible dilemma. Official measures of inflation are worsening, summoning the need for further interest rate hikes. At the same time, the housing sector, which has been largely responsible for U.S. economic growth in recent years, is rolling over. Higher interest rates will exacerbate housing weakness. Fed credibility, and that of the dollar, is at stake. The rise in the gold price and the weakness in global financial markets signal the presence of growing unease. A pause in rate hikes means that the Fed has flinched. Further rate hikes, we believe, threaten to torpedo the economy. Poison either way.

In the coming months, we expect gold to distance itself from other commodities. Base metals and energy will be adversely affected by the economic contraction that is certain to result from higher interest rates and weakening credit. At the same time, gold will anticipate laxity in fiscal and monetary policies to combat recessionary forces as the world gasps for liquidity. While the nominal price of gold has risen sharply in recent months, it has done relatively little on an inflation adjusted basis. The previous peak of $850/oz. achieved in 1980 translates into $1700 expressed in current dollars. In our opinion there is little reason to think that gold’s upside potential is limited by the previous historical peak in light of the proliferation of paper assets since 1980.

With best wishes,

John C. Hathaway
Portfolio Manager
See Legend on Page 15

10 April 30, 2006

The Tocqueville Gold Fund

This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED APRIL 30, 2006

	1 Year	3 Year	5 Year	Since inception 6/29/1998
Tocqueville Gold Fund—Net Asset Value	100.39%	43.03%	40.53%	27.24%
Tocqueville Gold Fund—Load*	100.39%	43.03%	40.53%	26.55%
Philadelphia Stock Exchange Gold and Silver Index	91.37%	35.86%	25.16%	12.34%
Standard & Poor’s 500 Stock Index	15.42%	14.68%	2.70%	3.45%
* Effective February 1, 2000, the Fund eliminated its sales load.

Semi-Annual Report 11

The Tocqueville Genesis Fund

Dear Fellow Shareholder,

For the period of operations for The Tocqueville Genesis Fund, during the six and twelve month periods ended April 30, 2006 the total returns were 15.46% and 21.26% respectively.

This calendar year dawned with surprising strength in the global equity markets. A good January led to a mild setback in February, and March remained flat. In recent weeks, we have seen the fears and price weakness that clouded the end of 2005 replaced by newfound hope and confidence that this time, I believe the price trend will finally breakout. As much as I would love to suggest that all is clear, there are issues arising in the short-term that may very well bring those clouds back.

Price pressures are building in the pipeline as inflation concerns are brewing due to the oil shock of last year’s storms finally making its way through to the consumer. Further, global demand has driven raw materials into almost vertical uptrends. While I pinch myself as these trends have benefits for investors, I must admit to feeling a bit squeamish when I note that these trends tend to rest—and sometimes those rests are ugly for the latecomers.

Interest rates are the focus of the day as the Federal Reserve (“Fed”), along with its new Chairman, wrestles with the moving pieces of a global economy which continues to resiliently sidestep the issues that have historically driven setbacks. The crowd expects a pause soon—but, we suspect that is not the case. As much as the market may not like the hikes, we suspect another 100 basis points or so will not deter global growth substantially. That is not to say that the market will feel the same in the short run.

The “sell in May and go away” contingent is likely waiting for the first sign of red ink before their exodus begins and the haze of summer beckons those who will not be able to withstand the stress of future selling windows. Recall also that the dip in leading economic indicators in the middle of the first calendar quarter hint of what should be a temporary soft period by the middle of summer—likely to finally expell the “speed bump” that we have continued to note in morning updates as a required step in the path ahead. If this perceived weak spot is accompanied by an already weaker market, we can rest assured that the press will have a heyday making the headlines even more negative.

This is all capped off by a heightening level of excitement around “new all-time highs in the Dow.” While the big cap sectors have been gaining some re-birth in values, we are concerned that if this hype about new highs happens to coincide with a Fed statement that does not clearly delineate a pause, hopes may be dashed and selling could ensue rather abruptly.

In anticipation of this, we have trimmed some of the better performing positions whose share of the portfolio has expanded during the run up. Though this higher cash level as we head into the second half of this fiscal year may be a bit pre-mature, we will endeavor to put those assets back to work at lower levels if the crowd does as it has since this uptrend began back in later 2002—panic at the first sign of weakness. Until that period arrives, we will continue on our path of building on weaknesses in the sectors of the economy that should continue to benefit from global economic growth. Consumer and corporate balance sheets alike remain in great shape, with liquidity and equity ratios at or near all-time highs.

The crowd viewpoint today is that rising rates, high crude oil costs, heavy debt burdens and slowing earnings growth will drive a recession sooner rather than later. We tend to think otherwise—even though we do feel a need for corrective action in prices as the summer approaches. Our work suggests something of a contrary view—after the fears of an inflation bump and another couple of rate hikes have passed.

12 April 30, 2006

After all, the sales-to-inventory ratio in our economy has just reached new record lows. Add that to investor sentiment readings that crater on any 2-day selling spree, topped off with investor fund flow data that suggest they love emerging markets far more than domestic stocks and you get an environment that we feel will remain surprisingly resilient. We believe that our work continues to suggest that the economy is stronger than understood and that the growth potential, post current fears on oil and rates, will be greater than anticipated. This viewpoint is supported by a current, not yet finished, earnings season that is resulting in much more robust earnings growth than previously suspected. All of this supports using weak price periods ahead as opportunities to carefully build positions with an eye on the long-term horizon.

As good as the fiscal year has been to date overall, market conditions continue to show a negative bias toward technology—even as the price action within the sector shows marked improvement. We feel this will continue to fool the crowd as corporate spending in the sector is set to reach new record highs over the next 3 to 4 quarters. Downgrades in the sub-sectors continue to be posted on even minor rallies. This sets the stage for continued surprises to the upside with such muted expectations. Thus, we feel the longer-term investor will continue to find opportunity for 2006 and beyond.

As always I thank of you for the opportunity to serve your investment needs and work prudently to meet your goals. I remain confident that while the path before us will undoubtedly still have a few bumps, I believe that the current fear-laced environment will again prove to be exaggerated. As this becomes evident, the steps we take to build on position adjustments in the Genesis Fund will help us prepare for that improvement.

Respectfully,

Michael Williams
Portfolio Manager

See Legend on Page 15

Semi-Annual Report 13

The Tocqueville Genesis Fund

This chart assumes an initial gross investment of $10,000 made on 10/08/03 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more of less than their original cost.

The Dow Jones Wilshire 5000 (Full Cap) Index is an unmanaged index representing over 5,000 companies that are traded on various U.S. securities exchanges.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED APRIL 30, 2006

	1 Year	Since inception 10/8/2003
Tocqueville Genesis Fund—Net Asset Value	21.26%	8.49%
Tocqueville Genesis Fund—Load	15.25%	6.32%
Dow Jones Wilshire 5000 Index	18.85%	13.39%

14 April 30, 2006

Legend Related to Shareholder Letters

Past performance does not guarantee future results. The investment returns and principal value will fluctuate and the investor’s share, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of each Fund before investing. The Prospectus contains this and other information about The Tocqueville Trust and you should read it carefully before investing.

Each Fund’s holdings are also subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any mentioned security. The securities mentioned in the articles are not representative of each Fund’s entire portfolio.

There are special risks associated with investing in small cap and mid cap stocks, including: small and mid cap companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and small and mid cap companies are less liquid and more thinly traded which make them more volatile than stocks or larger companies.

There are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate a Fund’s assets; and political, social or economic instability in a foreign country in which a Fund invests may cause the value of the Fund’s investments to decline.

The Tocqueville Gold Fund is subject to special risks associated with investing in gold and other precious metals, including: the price of gold/precious metals may be subject to wide fluctuations; the market for gold/precious metals is relatively limited; the sources of gold/precious metals are concentrated in countries that have the potential for instability; and the market for gold/precious metals is unregulated. In addition, there are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate the Fund’s assets; and political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline.

The Tocqueville Genesis Fund has a sales charge (load) that is a percentage of the purchase, and that is levied at the time of purchase; such percentage varies with the amount of purchase in accordance with breakpoints. Please see the prospectus for information regarding the breakpoints and letters of intent that may affect the fees charged.

This commentary is not an advertisement or solicitation to subscribe to The Tocqueville Trust, which may only be made by Prospectus. This material must be preceded or accompanied by the Trust’s Prospectus.

The Tocqueville Trust Mutual Funds are distributed by Lepercq, de Neuflize/Tocqueville Securities L.P.

Semi-Annual Report 15

Expense Example—April 30, 2006

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2005-April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 April 30, 2006

Expense Example Tables

The Tocqueville Fund

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period* November 1, 2005 - April 30, 2006
Actual	$1,000.00	$1,186.80	$6.94
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.41
* Expenses are equal to the Fund’s annualized expense ratio of 1.28%, mutiplied by the average account value over the period, muliplied by 181/365 to reflect the one-half year period.

The Tocqueville Small Cap Value Fund

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period* November 1, 2005 - April 30, 2006
Actual	$1,000.00	$1,123.60	$7.11
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.76
* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, mutiplied by the average account value over the period, muliplied by 181/365 to reflect the one-half year period.

The Tocqueville International Value Fund

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period* November 1, 2005 - April 30, 2006
Actual	$1,000.00	$1,210.40	$8.82
Hypothetical (5% return before expenses)	1,000.00	1,016.81	8.05
* Expenses are equal to the Fund’s annualized expense ratio of 1.61%, mutiplied by the average account value over the period, muliplied by 181/365 to reflect the one-half year period.

The Tocqueville Gold Fund

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period* November 1, 2005 - April 30, 2006
Actual	$1,000.00	$1,669.30	$9.73
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.35
* Expenses are equal to the Fund’s annualized expense ratio of 1.61%, mutiplied by the average account value over the period, muliplied by 181/365 to reflect the one-half year period.

The Tocqueville Genesis Fund

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period* November 1, 2005 - April 30, 2006
Actual	$1,000.00	$1,154.60	$10.42
Hypothetical (5% return before expenses)	1,000.00	1,015.12	9.74
* Expenses are equal to the Fund’s annualized expense ratio of 1.61%, mutiplied by the average account value over the period, muliplied by 181/365 to reflect the one-half year period.

Semi-Annual Report 17

The Tocqueville Fund
Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30,	Years Ended October 31,
	2006	2005	2004	2003	2002	2001
	(Unaudited)
Net asset value, beginning of period	$22.17	$20.43	$17.99	$13.42	$14.99	$18.77
Operations:
Net investment income (loss)	0.08	0.15	0.05	0.02	(0.01)	0.05
Net realized and unrealized gain (loss)	4.00	2.53	2.41	4.55	(1.28)	(1.83)
Total from investment operations (1)	4.08	2.68	2.46	4.57	(1.29)	(1.78)
Dividends and distributions to shareholders:
Dividends from net investment income	(0.11)	(0.12)	(0.02)	—	(0.01)	(0.07)
Distributions from net realized gains	(0.57)	(0.82)	—	—	(0.27)	(1.93)
Total dividends and distributions	(0.68)	(0.94)	(0.02)	—	(0.28)	(2.00)
Change in net asset value for the period	3.40	1.74	2.44	4.57	(1.57)	(3.78)
Net asset value, end of period	$25.57	$22.17	$20.43	$17.99	$13.42	$14.99
Total return	18.7%(2)	13.4%	13.7%	34.1%	(8.9)%	(10.8)%
Ratios/supplemental data
Net assets, end of period (000)	$239,632	$1175,79	$145,435	$149,497	$70,134	$51,089
Ratio to average net assets:
Expenses (3)	1.28%(4)	1.34%	1.34%	1.40%	1.40%	1.40%
Net investment income (loss) (3)	0.72%(4)	0.68%	0.25%	0.17%	(0.06)%	0.28%
Portfolio turnover rate	14%(2)	45%	40%	32%	62%	50%

(1)
Total from investment operations per share includes redemption fees of $0.000, $0.003, $0.001 and $0.000 per share for the six months ended April 30, 2006 and the years ended October 31, 2005, 2004, and 2003, respectively.

(2)	Not annualized.
(3)	Net of fees waived amounting to 0.07%, 0.01%, and 0.06% of average net assets for the years ended October 31, 2003, 2002, and 2001, respectively.
(4)	Annualized.

See Notes to the Financial Statements.

18 April 30, 2006

The Tocqueville Small Cap Value Fund
Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30,	Years Ended October 31,
	2006	2005	2004	2003	2002	2001
	(Unaudited)
Net asset value, beginning of period	$16.58	$16.11	$18.83	$12.18	$15.09	$17.51
Operations:
Net investment loss	(0.03)	(0.13)	(0.11)	(0.08)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	2.08	1.26	0.21	6.73	(1.45)	(1.00)
Total from investment operations (1)	2.05	1.13	0.10	6.65	(1.53)	(0.90)
Dividends and distributions to shareholders:
Distributions from net realized gains	—	(0.66)	(2.82)	—	(1.38)	(3.32)
Total distributions	—	(0.66)	(2.82)	—	(1.38)	(3.32)
Change in net asset value for the period	2.05	0.47	(2.72)	6.65	(2.91)	(2.42)
Net asset value, end of period	$18.63	$16.58	$16.11	$18.83	$12.18	$15.09
Total return	12.4%(2)	6.8%	(1.0)%	54.6%	(11.7)%	6.3%
Ratios/supplemental data
Net assets, end of period (000)	$62,004	$57,576	$75,005	$73,518	$50,879	$40,262
Ratio to average net assets:
Expenses	1.35%(3)	1.39%	1.41%	1.36%	1.44%	1.52%
Net investment loss	(0.29)%(3)	(0.67)%	(0.61)%	(0.48)%	(0.62)%	(0.69)%
Portfolio turnover rate	28%(2)	30%	19%	65%	25%	47%

(1)
Total from investment operations per share includes redemption fees of $0.014, $0.006, $0.02 and $0.03 per share for the six months ended April 30, 2006 and the years ended October 31, 2005, 2004 and 2003 respectively.

(2)	Not Annualized.
(3)	Annualized.

See Notes to the Financial Statements.

Semi-Annual Report 19

The Tocqueville International Value Fund
Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30,	Years Ended October 31,
	2006	2005	2004	2003	2002	2001
	(Unaudited)
Net asset value, beginning of period	$16.06	$13.10	$10.90	$7.27	$7.24	$8.50
Operations:
Net investment income	0.09	0.04	0.09	0.06	0.01	0.10
Net realized and unrealized gain (loss)	3.00	3.00	2.15	3.58	0.02	(1.33)
Total from investment operations (1)	3.09	3.04	2.24	3.64	0.03	(1.23)
Dividends and distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.04)	(0.01)	—	(0.03)
Distributions from net realized gains	(1.86)	—	—	—	—	—
Total dividends and distributions	(1.91)	(0.08)	(0.04)	(0.01)	—	(0.03)
Change in net asset value for the period	1.18	2.96	2.20	3.36	0.03	(1.26)
Net asset value, end of period	$17.24	$16.06	$13.10	$10.90	$7.27	$7.24
Total return	21.0%(2)	23.3%	20.6%	50.1%	0.4%	(14.5)%
Ratios/supplemental data
Net assets, end of period (000)	$272,489	$215,711	$196,424	$129,875	$78,951	$67,211
Ratio to average net assets:
Expenses	1.61%(3)	1.66%	1.71%	1.77%	1.73%	1.77%
Net investment income	1.06%(3)	0.29%	0.85%	0.72%	0.16%	1.17%
Portfolio turnover rate	11%(2)	35%	43%	55%	61%	54%

(1)
Total from investment operations per share includes redemption fees of $0.008, $0.003, $0.01, $0.005 and $0.03 per share for the six months ended April 30, 2006 and the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

(2)	Not Annualized.
(3)	Annualized.

See Notes to the Financial Statements.

20 April 30, 2006

The Tocqueville Gold Fund
Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30,	Years Ended October 31,
	2006	2005	2004	2003	2002	2001
	(Unaudited)
Net asset value, beginning of period	$35.51	$34.84	$34.71	$20.49	$13.10	$10.03
Operations:
Net investment income (loss)	(0.05)	(0.33)	(0.33)	(0.14)	(0.08)	0.01
Net realized and unrealized gain (1)	22.89	2.36	1.04	15.41	7.53	3.07
Total from investment operations (2)	22.84	2.03	0.71	15.27	7.45	3.08
Dividends and distributions to shareholders:
Dividends from net investment income	—	—	(0.03)	—	—	(0.01)
Distributions from net realized gains	(2.09)	(1.36)	(0.55)	(1.05)	(0.06)	—
Total distributions	(2.09)	(1.36)	(0.58)	(1.05)	(0.06)	(0.01)
Change in net asset value for the period	20.75	0.67	0.13	14.22	7.39	3.07
Net asset value, end of period	$56.26	$35.51	$34.84	$34.71	$20.49	$13.10
Total return	66.9%(2)	6.2%	2.0%	77.3%	57.2%	30.8%
Ratios/supplemental data
Net assets, end of period (000)	$949,958	$538,492	$539,190	$433,554	$137,210	$25,057
Ratio to average net assets:
Expenses (4)	1.47%(5)	1.59%	1.58%	1.68%	1.68%	1.94%
Net investment income (loss) (4)	(0.40)%(5)	(0.97)%	(1.11)%	(0.77)%	(0.61)%	0.09%
Portfolio turnover rate	21%(2)	27%	24%	40%	72%	58%

(1)
As described in Note 4 to the financial statements , during the year ended October 31, 2004, the Fund incurred certain losses as a result of a pricing error. The Investment Adviser reimbursed the Fund for the amount of the loss which had a per share impact of $0.004.

(2)
Total from investment operations per share includes redemption fees of $0.02, $0.02, $0.09, $0.05 and $0.09 per share for the six months ended April 30, 2006 and the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

(3)	Not Annualized.
(4)	Net of fees waived amounting to 0.19% of average net assets for the year ended October 31, 2001.
(5)	Annualized.

See Notes to the Financial Statements.

Semi-Annual Report 21

The Tocqueville Genesis Fund
Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Period from October 8, 2003 (1) to October 31, 2003
	(Unaudited)
Net asset value, beginning of period	$10.67	$10.12	$9.96	$10.00
Operations:
Net investment loss	(0.03)	(0.08)	(0.09)	—
Net realized and unrealized gain (loss) (2)	1.65	0.63	0.25	(0.04)
Total from investment operations	1.62	0.55	0.16	(0.04)
Dividends and distributions to shareholders:
Dividends from net realized gains	(0.33)	—	—	—
Total distributions	(0.33)	—	—	—
Change in net asset value for the period	1.29	0.55	0.16	(0.04)
Net asset value, end of period	$11.96	$10.67	$10.12	$9.96
Total return (3)	15.5%(4)	5.4%	1.6%	(0.4%)(4)
Ratios/supplemental data
Net assets, end of period (000)	$23,527	$22,617	$28,964	$19,610
Ratios to average net assets:
Expenses (5)	1.95%(6)	1.95%	1.95%	1.95%(6)
Net investment loss (5)	(0.53)%(6)	(0.62)%	(0.86)%	(1.03)%(6)
Portfolio turnover rate	207%(4)	235%	270%	1%(4)

(1)	Commencement of operations.
(2)
Total from investment operations per share includes redemption fees of $0.0002, $0.001, $0.002 and $0.00 per share for the six months ended April 30, 2006 and the years ended October 31, 2005, 2004 and 2003, respectively.

(3)	The total return calculation does not reflect the maximum sales charge of 5.00%. (4) Not annualized.
(4)	Not annualized.
(5)
Net of fees waived amounting to 0.04%, 0.14%, 0.33% and 1.39% of average net assets for the six months ended April 30, 2006, and the years ended October 31 , 2005 and 2004, and the period ended October 31, 2003, respectively.

(6)	Annualized.

See Notes to the Financial Statements.

22 April 30, 2006

The Tocqueville Fund
Schedule of Investments as of April 30, 2006
(Unaudited)

Common Stocks—94.6%	Shares	Value
Aerospace & Defense—1.7%
Boeing Co.	50,000	$4,172,500
Beverages—2.7%
Anheuser-Busch Companies, Inc.	75,000	3,343,500
The Coca-Cola Co.	75,000	3,147,000
		6,490,500
Biotechnology—0.4%
Pharmion Corp. (a)	50,000	968,000
Capital Markets—1.5%
The Bank of New York Co., Inc.	100,000	3,515,000
Chemicals—4.1%
EI Du Pont de Nemours & Co.	150,000	6,615,000
W.R. Grace & Co. (a)	200,000	3,138,000
		9,753,000
Commercial Banks—3.3%
Mitsubishi Ufj Financial Group, Inc.
ADR (b)	500,000	7,830,000
Commercial Services & Supplies—3.4%
Avery Dennison Corp.	30,000	1,875,000
DeVry, Inc. (a)	100,000	2,586,000
Steelcase, Inc.	200,000	3,744,000
		8,205,000
Communications Equipment—5.7%
Cisco Systems, Inc. (a)	250,000	5,237,500
Juniper Networks, Inc. (a)	125,000	2,310,000
Nokia Oyj ADR (b)	150,000	3,399,000
Nortel Networks Corp. (a)(b)	1,000,000	2,660,000
		13,606,500
Computers & Peripherals—1.0%
International Business Machines
Corp.	30,000	2,470,200
Construction & Engineering—1.0%
Chicago Bridge & Iron Co., N.V.
ADR	100,000	2,397,000
Construction Materials—1.4%
Cemex S.A. de C.V. ADR (b)	50,000	3,376,000
Containers & Packaging—1.0%
Sonoco Products Co.	75,000	2,349,000
Diversified Financial Services—1.6%
Citigroup, Inc.	75,000	3,746,250
Diversified Telecommunication Services—3.5%
Alaska Communications Systems
Group, Inc.	400,000	5,044,000
Verizon Communications, Inc.	100,000	3,303,000
		8,347,000

Common Stocks (continued)	Shares	Value
Electric Utilities—3.4%
FPL Group, Inc.	150,000	$ 5,940,000
Korea Electric Power Corp. ADR (b)	100,000	2,280,000
		8,220,000
Electrical Appliances, Television And Radio Sets—1.3%
Samsung Electronics Co., Ltd.
GDR (b)	9,300	3,174,936
Energy Equipment & Services—3.6%
GlobalSantaFe Corp.	75,000	4,590,750
Schlumberger Ltd.	60,000	4,148,400
		8,739,150
Food & Staples Retailing—1.9%
Wal-Mart Stores, Inc.	100,000	4,503,000
Food Products—1.3%
Sanderson Farms, Inc.	50,000	1,325,500
Sara Lee Corp.	100,000	1,787,000
		3,112,500
Health Care Equipment & Supplies—1.5%
Boston Scientific Corp. (a)	50,000	1,162,000
Thoratec Corp. (a)	125,000	2,251,250
		3,413,250
Industrial Conglomerates—2.6%
General Electric Co.	125,000	4,323,750
Tyco International Ltd.	75,000	1,976,250
		6,300,000
Insurance—6.1%
The Allstate Corp.	50,000	2,824,500
American International Group, Inc.	75,000	4,893,750
Conseco, Inc. (a)	170,000	4,292,500
IPC Holdings Ltd. (b)	100,000	2,667,000
		14,677,750
Internet Software & Services—1.0%
webMethods, Inc. (a)	250,000	2,392,500
Machinery—3.6%
Deere & Co.	10,000	877,800
Illinois Tool Works, Inc.	5,500	564,850
Manitowoc Co.	80,000	3,967,200
Parker Hannifin Corp.	40,000	3,242,000
		8,651,850
Media—2.7%
Clear Channel Communications, Inc.	100,000	2,853,000
Dow Jones & Co, Inc.	100,000	3,697,000
		6,550,000

See Notes to the Financial Statements.

Semi-Annual Report 23

The Tocqueville Fund
Schedule of Investments as of April 30, 2006
(Unaudited)

Common Stocks (continued)	Shares	Value
Metals & Mining—12.3%
Alcoa, Inc.	150,000	$5,067,000
Cleveland-Cliffs, Inc.	30,000	2,567,700
Inco Ltd. (b)	90,000	5,082,300
Newmont Mining Corp.	125,000	7,295,000
Phelps Dodge Corp.	50,000	4,309,500
Teck Cominco Ltd. (b)	75,000	5,170,500
		29,492,000
Oil & Gas—3.3%
Devon Energy Corp.	50,000	3,005,500
Murphy Oil Corp.	100,000	5,018,000
		8,023,500
Paper & Forest Products—3.0%
International Paper Co.	100,000	3,635,000
Weyerhaeuser Co.	50,000	3,523,500
		7,158,500
Pharmaceuticals—1.1%
Pfizer, Inc.	100,000	2,533,000
Poultry Slaughtering And Processing—0.5%
Gold Kist, Inc. (a)	90,000	1,205,100
Prepackaged Software—0.7%
Bio-key International,
Inc. (a)(c)(e)(f)	47,090	—
Bio-key International, Inc. (a)	29,932	18,558
Indus International, Inc. (a)	500,000	1,630,000
		1,648,558
Semiconductor & Semiconductor Equipment—6.6%
Applied Materials, Inc.	200,000	3,590,000
Intel Corp.	350,000	6,993,000
International Rectifier Corp. (a)	50,000	2,260,000
Ultratech, Inc. (a)	150,000	2,946,000
		15,789,000
Software—4.8%
Epicor Software Corp. (a)	100,000	1,213,000
Mentor Graphics Corp. (a)	120,000	1,575,600
Microsoft Corp.	275,000	6,641,250
Oracle Corp. (a)	150,000	2,188,500
		11,618,350
Specialty Retail—0.5%
Pier 1 Imports, Inc.	95,000	1,146,650
Water Supply—0.5%
Purecycle Corp. (a)	100,000	1,175,000
Total Common Stocks (Cost $167,128,108)		226,750,544
Exchange Traded Fund—2.6%
SPDR Trust Series 1	200,000	6,196,000
Total Exchange Traded Fund (Cost $6,053,380)		6,196,000

Preferred Stock—0.4%	Shares	Value
Biotechnology—0.4%
Zymequest, Inc. (a)(c)(e)(f)	400,000	$960,000
Total Preferred Stock (Cost $960,000)		960,000
Warrants—0.0%
Bio-key Warrants, $1.35 strike
price, expires 4/14/09 (a)(e)	262,500	—
Bio-key Warrants, $1.55 strike
price, expires 9/29/09 (a)(e)	111,111	—
Total Warrants (Cost $0)		—
U.S. Government Agency	Principal
Bonds—1.6%	Amount
Freddie Mac,
3.70%, 8/25/2009 (d)	$2,000,000	1,962,478
Freddie Mac,
3.90%, 8/27/2009 (d)	2,000,000	1,959,388
Total U.S. Government Agency
Bonds (Cost $4,040,116)		3,921,866
Convertible Bond—0.2%
Bio-key International
15.00%, due 1/01/2009 (e)	390,625	390,625
Total Convertible Bond (Cost $390,625)		390,625
Short-Term Investments—0.6%
Repurchase Agreement—0.6%
Repurchase Agreement with U.S.
Bank, N.A., 4.50%, dated
4/28/06, due 5/1/06,
collateralized by a Freddie Mac
15-Year Fixed (Pool #976)
valued at $1,477,003.
Repurchase proceeds of
$1,448,543 (Cost $1,448,000)	1,448,000	1,448,000
Total Short-Term Investments
(Cost $1,448,000)		1,448,000
Total Investments
(Cost $180,020,229)—100.0%		239,667,035
Liabilities in Excess of Other Assets—0.0%		(34,651)
Total Net Assets—100.0%		$239,632,384

Percentages are stated as a percent of net assets.
ADR—American Depository Receipt
GDR—Gobal Depository Receipt
(a) Non-income producing security.
(b) Foreign issued security. Foreign concentration was as follows: Bermuda 1.9%; Canada 5.4%; Finland 1.4%; Japan 3.3%; Mexico 1.4%; Netherlands 1.0%; South Korea 2.3%.

See Notes to the Financial Statements.

24 April 30, 2006

(c)	Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2006 was $960,000 which represented 0.4% of net assets.
(d)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)	Fair valued security; see Note 2a. The aggregate value of fair valued securities at April 30, 2006 was $1,350,625 which represented 0.6% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

See Notes to the Financial Statements.

Semi-Annual Report 25

The Tocqueville Small Cap Value Fund
Schedule of Investments as of April 30, 2006
(Unaudited)

Common Stocks—94.9%	Shares	Value
Aerospace & Defense—2.2%
Cubic Corp.	60,000	$1,379,400
Auto Components—0.8%
Cooper Tire & Rubber Co.	40,000	508,000
Biotechnology—2.0%
Pharmion Corp. (a)	65,000	1,258,400
Chemicals—12.6%
Arch Chemicals, Inc.	49,000	1,443,540
Cambrex Corp.	35,000	709,800
Hercules, Inc. (a)	180,200	2,560,642
A. Schulman, Inc.	65,000	1,556,100
Sensient Technologies Corp.	75,000	1,541,250
		7,811,332
Commercial Services & Supplies—3.6%
ABM Industries, Inc.	80,000	1,376,000
Educate, Inc. (a)	100,000	825,000
		2,201,000
Communications Equipment—9.2%
3Com Corp. (a)	450,000	2,425,500
Powerwave Technologies, Inc. (a)	115,000	1,282,250
Westell Technologies, Inc. (a)	500,000	1,985,000
		5,692,750
Computers & Peripherals—2.9%
Intermec, Inc. (a)	68,500	1,814,565
Electrical Equipment—8.3%
Baldor Electric Co.	65,000	2,158,000
Power-One, Inc. (a)	140,200	988,410
Vicor Corp.	97,200	2,005,236
		5,151,646
Electronic Equipment & Instruments—2.0%
Keithley Instruments, Inc.	40,000	616,400
Methode Electronics, Inc.	60,000	588,000
		1,204,400
Energy Equipment & Services—8.5%
Global Industries Ltd. (a)	195,000	3,094,650
Input/Output, Inc. (a)	215,000	2,167,200
		5,261,850
Food Products—1.9%
Del Monte Foods Co.	100,000	1,166,000
Health Care Equipment & Supplies—4.8%
Datascope Corp.	35,000	1,352,400
Wright Medical Group, Inc. (a)	70,000	1,642,900
		2,995,300

Common Stocks (continued)	Shares	Value
Health Care Providers & Services—2.8%
Bioscrip, Inc. (a)	70,000	$387,800
Dendrite International, Inc. (a)	110,000	1,367,300
		1,755,100
Hotels Restaurants & Leisure—2.3%
Bob Evans Farms, Inc.	50,000	1,444,000
IT Services—7.7%
Ceridian Corp. (a)	60,000	1,453,800
Computer Horizons Corp. (a)	200,000	1,094,000
Convergys Corp. (a)	85,000	1,654,950
Keane, Inc. (a)	40,000	565,600
		4,768,350
Leisure Equipment & Products—2.2%
Leapfrog Enterprises, Inc. (a)	130,000	1,365,000
Machinery—3.0%
Federal Signal Corp.	100,000	1,873,000
Orthopedic, Prosthetic, And Surgical Appliances And
Supplies—2.0%
Synovis Life Technologies, Inc. (a)	125,000	1,245,000
Pharmaceuticals—3.2%
Perrigo Co.	115,000	1,835,400
Salix Pharmaceuticals Ltd. (a)	10,000	137,000
		1,972,400
Software—12.9%
Agile Software Corp. (a)	300,000	2,091,000
Informatica Corp. (a)	221,200	3,399,844
Intervoice, Inc. (a)	150,000	1,078,500
Mentor Graphics Corp. (a)	110,000	1,444,300
		8,013,644
Total Common Stocks (Cost $47,050,991)		58,881,137
	Principal
Short-Term Investments—4.8%	Amount
U.S. Treasury Bills—4.8%
4.315%, due 7/20/2006	$1,000,000	989,933
4.150%, due 8/24/2006	2,000,000	1,970,340
Total Short-Term Investments
(Cost $2,961,033)		2,960,273
Total Investments
(Cost $50,012,024)—99.7%		61,841,410
Other Assets in Excess of Liabilities—0.3%		162,531
Total Net Assets—100.0%		$62,003,941

Percentages are stated as a percent of net assets.
(a) Non-income producing security.

See Notes to the Financial Statements.

26  April 30, 2006

The Tocqueville International Value Fund
Schedule of Investments as of April 30, 2006
(Unaudited)

Common Stocks—92.8%	Shares	Value
Austria—1.1%
Andritz AG	16,700	$2,928,146
Belgium—1.8%
Umicore	30,000	4,784,013
Canada—1.7%
Alcan, Inc.	86,208	4,500,658
Finland—4.5%
Nokia Oyj ADR	290,000	6,571,400
UPM-Kymmene Oyj	246,700	5,789,034
		12,360,434
France—7.1%
M6 Metropole Television	190,000	5,925,515
Sanofi-Aventis	65,000	6,129,832
Veolia Environnement	60,000	3,584,982
Vivendi SA	100,000	3,651,090
		19,291,419
Germany—1.4%
Jenoptik AG (a)	433,433	3,948,055
Greece—1.7%
Titan Cement Co., SA	90,000	4,578,119
Hong Kong—0.6%
Gold Peak Industries Holding Ltd.	10,382,000	1,620,242
Indonesia—1.0%
Tempo Scan Pacific Tbk PT	3,438,000	2,798,145
Italy—5.6%
Benetton Group SpA	420,000	6,395,589
Interpump SpA	648,300	5,708,940
Sogefi SpA	409,500	3,125,599
		15,230,128
Japan—22.1%
Aderans Company Ltd.	183,000	5,432,222
Amano Corp.	280,000	4,881,219
Dai Nippon Printing Co., Ltd.	190,000	3,404,031
Fuji Photo Film Co., Ltd.	160,000	5,438,019
Matsushita Electric Industrial Co.,
Ltd. ADR	200,000	4,842,000
Mitsubishi Tokyo Financial Group,
Inc. ADR	407,000	6,373,620
Nintendo Co., Ltd.	42,000	6,270,583
Nissin Healthcare Food Service
Co., Ltd.	150,000	2,290,871
Omron Corp.	220,000	6,144,118
Secom Co., Ltd.	107,000	5,835,595
Tokyo Broadcasting System, Inc.	200,000	5,567,997
Tsubakimoto Chain Co.	515,000	3,722,347
		60,202,622

Common Stocks (continued)	Shares	Value
Malaysia—1.0%
KLCC Property Holdings Berhad	4,700,000	$2,722,759
Mexico—2.0%
Cemex S.A. de C.V. ADR	80,516	5,436,440
Netherlands—12.3%
Akzo Nobel NV	140,000	8,061,163
Boskalis Westminster	106,009	8,265,235
CSM NV	200,000	6,078,421
Nutreco Holding NV	91,184	5,404,502
Unilever NV ADR	80,000	5,759,200
		33,568,521
Singapore—1.4%
CIH Ltd. (b)	3,087,792	3,906,372
South Korea—9.1%
Halla Climate Control	385,000	3,861,429
Hyundai Motor Co.	45,000	3,955,153
Kook Soon Dang Brewery Co.,
Ltd.	310,000	4,174,088
Korea Electric Power Corp. ADR	110,000	2,508,000
Pulmuone Co., Ltd.	85,190	3,770,868
Samsung Electronics Co., Ltd.	12,000	6,501,272
		24,770,810
Switzerland—4.3%
Ciba Specialty Chemicals AG	100,800	6,185,196
Lonza Group AG	80,000	5,676,504
		11,861,700
Taiwan—5.9%
AU Optronics Corp. ADR	355,600	5,842,508
Chunghwa Telecom Co., Ltd. ADR	275,000	5,665,000
Merrill Taiwan Secom Co., Ltd. (a)	2,649,660	4,485,345
		15,992,853
Thailand—1.0%
BEC World Pcl	3,000,000	1,135,092
CP Seven Eleven Pcl	8,461,000	1,713,392
		2,848,484
United Kingdom—5.0%
Bodycote International	1,471,250	7,505,419
GlaxoSmithKline Plc ADR	107,100	6,091,848
		13,597,267
United States—2.2%
Freeport-McMoRan Copper &
Gold, Inc.	93,200	6,018,856
Total Common Stocks (Cost $174,183,836)		252,966,043

See Notes to the Financial Statements.

Semi-Annual Report 27

The Tocqueville International Value Fund
Schedule of Investments as of April 30, 2006
(Unaudited)

	Principal
Short-Term Investments—0.3%	Amount	Value
Variable Rate Demand Notes—0.3%
JP Morgan Chase Demand
Deposits, 2.00%	$752,368	$752,368
Total Short-Term Investments
(Cost $752,368)		752,368
Total Investments
(Cost $174,936,204)—93.1%		253,718,411
Other Assets in Excess of Liabilities—6.9%		18,771,020
Total Net Assets—100.0%		$272,489,431

Percentages are stated as a percent of net assets.
ADR—American Depository Receipt
(a) Non-income producing security.
(b) Fair valued security; See Note 2a. The aggregate value of fair valued securities at April 30, 2006 was $3,906,372 which represented 1.43% of net assets.

See Notes to the Financial Statements.

28 April 30, 2006

Common Stocks—83.9%	Shares	Value
Gold & Gold Related—70.4%
Agnico-Eagle Mines Ltd. (b)	427,000	$15,739,220
Alamos Gold, Inc. (a)(b)	2,615,100	24,676,271
Almaden Minerals Ltd. (a)(b)	800,000	2,261,080
Anatolia Minerals Development (a)	350,000	1,264,702
Apollo Gold Corp. (a)(b)	733,000	478,592
Aquiline Resources, Inc. (a)(b)	1,333,333	3,219,891
Aurizon Mines Ltd. (a)(b)	600,000	1,481,150
Banro Corp. (a)(b)	631,400	7,623,899
Barrick Gold Corp. (b)	743,615	22,661,780
Cambior, Inc. (a)(b)	1,000,000	4,020,000
Chesapeake Gold Corp. (a)(b)	339,000	1,688,860
Cia de Minas Buenaventura SA
ADR (b)	613,800	18,653,382
Crystallex International Corp. (a)(b)	2,555,600	14,566,920
Dominion Mining Ltd. (a)(b)	1,428,571	1,486,942
Eldorado Gold Corp. (a)(b)	1,000,000	5,223,380
FNX Mining Co., Inc. (a)(b)	300,000	3,504,315
Gabriel Resources Ltd. (a)(b)	250,000	717,767
Gammon Lake Resources,
Inc. (a)(b)	1,699,000	26,167,685
Glamis Gold Ltd. (a)(b)	389,000	15,268,250
Gold Fields Ltd. ADR (b)	2,111,500	53,653,215
Gold Fields Ltd. (b)	166,249	4,182,424
Goldcorp, Inc. (b)	1,693,950	59,491,524
Golden Star Resources Ltd. (a)	5,139,000	17,552,457
Harmony Gold Mining Co., Ltd. (b)	106,667	1,756,346
Harmony Gold Mining Co., Ltd.
ADR (b)	784,400	13,177,920
Iamgold Corp. (b)	1,485,700	14,085,613
Ivanhoe Mines Ltd. (a)(b)	3,892,000	37,943,562
Lihir Gold Ltd. (a)(b)	3,325,000	8,007,970
Meridian Gold, Inc. (a)(b)	650,531	21,147,525
Mexgold Resources, Inc. (a)(b)	730,000	4,479,048
Minefinders Corp. (a)(b)	663,000	6,107,866
Miramar Mining Corp. (a)(b)	3,556,306	13,371,711
Newcrest Mining Ltd. (b)	954,240	16,529,667
New Gold, Inc. (a)(b)	516,500	5,810,625
Newmont Mining Corp.	439,800	25,666,729
Orezone Resources, Inc. (a)(b)	6,063,700	12,690,897
Oxiana Ltd. (a)(b)	5,000,000	12,953,761
Pacific Rim Mining Corp. (a)(b)	35,000	26,950
Polyus Gold Co., Zao ADR (a)(b)	425,116	20,405,568
Radius Gold, Inc. (a)(b)	1,329,544	915,656
Randgold Resources Ltd.
ADR (a)(b)	1,663,200	40,482,288
Royal Gold, Inc.	147,765	5,063,907
Semafo, Inc. (a)(b)	4,900,000	12,578,149
Sino Gold Ltd. (a)(b)	2,941,500	11,621,006
SouthernEra Diamonds, Inc. (a)(b)	375,000	160,995
Strongbow Exploration, Inc. (a)(b)	1,800,000	1,126,962

Common Stocks (continued)	Shares	Value
Sunridge Gold Corp. (a)(b)	500,000	$1,341,622
SXR Uranium One, Inc. (a)(b)(d)	1,000,000	9,773,266
Troy Resources NL (b)	1,463,000	3,601,313
U.S. Gold Corp. (a)(c)(d)(e)	223,000	1,003,500
Wesdome Gold Mines Ltd. (a)(b)	367,250	755,490
Wolfden Resources, Inc. (a)(b)	1,325,000	5,036,671
Yamana Gold, Inc. (a)(b)	3,541,532	39,056,473
Zijin Mining Group Co., Ltd. (b)	30,000,000	16,831,543
		669,094,305
Precious Metals & Related—13.5%
Aber Diamond Corp. (b)	100,000	3,931,000
African Platinum Plc (a)(b)	15,000,000	10,394,252
Apex Silver Mines Ltd. (a)	1,111,800	23,681,340
Cameco Corp. (b)	261,000	10,609,650
Impala Platinum Holdings
Ltd. (b)	80,000	15,168,399
Impala Platinum Holdings Ltd.
ADR (b)	225,000	10,589,558
Ivanhoe Nickel & Platinum
Ltd. (a)(b)(c)(d)(e)	83,333	249,999
MMC Norilsk Nickel ADR (b)	200,000	25,400,000
Mvelaphanda Resources
Ltd. (a)(b)	350,000	2,037,422
Peru Copper, Inc. (a)(b)	1,365,000	4,224,230
Sabina Silver Corp. (a)(b)	900,000	1,183,310
Silver Wheaton Corp. (a)(b)	1,387,400	15,585,836
Stornoway Diamond Corp. (a)(b)	1,950,000	2,232,458
Trade Winds Ventures, Inc. (a)(b)	1,100,000	619,829
Uramin, Inc. (a)(b)	1,250,000	1,812,156
		127,719,439
Total Common Stocks (Cost $392,200,802)		796,813,744
Gold Bullion—6.0%	Ounces
Gold Bullion (a)	87,000	56,934,540
Total Gold Bullion (Cost $38,091,700)		56,934,540
Warrants—0.6%	Shares
Gold & Gold Related—0.5%
Anatolia Mineral Development
Ltd. (a)(d)	175,000	156,679
Nevsun Resources Ltd. (a)(b)(d)	202,125	—
Northern Orion Resources,
Inc. (a)(b)	1,005,000	3,613,524
Novagold Resources, Inc. (a)(b)	75,000	776,128
U.S. Gold Corp. (a)	111,500	—
		4,546,331

See Notes to the Financial Statements.

Semi-Annual Report 29

The Tocqueville Gold Fund
Schedule of Investments as of April 30, 2006
(Unaudited)

Warrants (continued)	Shares	Value
Precious Metals & Related—0.1%
PAN American Silver Corp. (a)(b)	61,536	$902,084
Trade Wind Ventures, Inc. (a)(b)(d)	1,100,000	—
		902,084
Total Warrants (Cost $86,900)		5,448,415
	Principal
Corporate Bond—0.4%	Amount
Gold & Gold Related—0.4%
Crystallex Intl. Corp.,
9.375%, due 12/30/2011 (b)	$4,100,000	3,300,500
Total Corporate Bond
(Cost $4,100,000)		3,300,500
Convertible Bond—0.4%
Gold & Gold Related—0.4%
Sino Gold Ltd. (b)
5.75%, due 3/17/2012	3,000,000	4,200,000
Total Convertible Bond
(Cost $3,000,000)		4,200,000
Short-Term Investments—8.3%	Shares
Repurchase Agreement—0.4%
Repurchase Agreement with U.S.
Bank, N.A., 4.50%, dated
4/28/06, due 5/1/06, collateralized
by a Ginnie Mae (Series 2003-72,
Class C) valued at $4,342,822.
Repurchase proceeds of
$4,258,596 (Cost $4,257,000)	4,257,000	4,257,000

Short-Term Investments (continued)	Shares	Value
U.S. Treasury Bills—7.9%
4.265%, due 7/06/2006	9,000,000	$8,924,859
4.15%, due 9/07/2006	22,500,000	22,125,847
4.52%, due 8/03/2006	10,000,000	9,879,470
4.15%, due 8/24/2006	12,500,000	12,314,625
4.82%, due 9/21/2006	11,000,000	10,796,808
4.90%, due 10/12/2006	11,000,000	10,766,613
Total U.S. Treasury Bills
(Cost $74,808,091)		74,808,222
Total Short-Term Investments
(Cost $79,065,091)		79,065,222
Total Investments
(Cost $516,544,493)—99.6%		945,762,421
Other Assets in Excess of Liabilities—0.4%		4,195,912
Total Net Assets—100.0%		$949,958,333

Percentages are stated as a percent of net assets.
ADR—American Depository Receipt (a) Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Australia 6.1%; Canada 45.5%; China 1.8%; Mexico 2.0%; Russia 4.8%; South Africa 10.6%; United Kingdom 5.6%.
(c)	Denotes security is fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2006 was $1,253,499 which represented 0.13% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities at April 30, 2006 was $11,183,445 which represented 1.78% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

See Notes to the Financial Statements.

30 April 30, 2006

The Tocqueville Genesis Fund
Schedule of Investments as April 30, 2006
(Unaudited)

Common Stocks—67.7%	Shares	Value
Aerospace & Defense—3.1%
Armor Holdings, Inc. (a)	3,000	$183,210
Ceradyne, Inc. (a)	3,000	159,000
Ladish, Inc. (a)	11,000	392,370
		734,580
Biotechnology—2.5%
Kendle International, Inc. (a)	5,000	187,750
Pharmion Corp. (a)	20,000	387,200
		574,950
Building Products—1.0%
PW Eagle, Inc.	8,000	244,160
Chemicals—0.5%
Omnova Solutions, Inc. (a)	20,000	118,400
Commercial Banks—1.2%
ICICI Bank Ltd. ADR (b)	10,000	274,300
Commercial Physical And Biological Research—1.5%
Essex Corp. (a)	16,000	341,280
Commercial Services & Supplies—2.7%
ICT Group, Inc. (a)	8,000	192,000
Pico Holdings, Inc. (a)	13,500	442,395
		634,395
Communications Equipment—0.5%
Glenayre Technologies, Inc. (a)	20,000	110,600
Computer Programming Services—1.8%
Wipro Ltd. ADR (b)	30,000	428,700
Computers & Peripherals—2.7%
Apple Computer, Inc. (a)	4,000	281,560
Key Tronics Corp. (a)	77,562	349,029
		630,589
Diversified Financial Services—1.6%
Nasdaq Stock Market, Inc. (a)	10,000	374,200
Diversified Telecommunication Services—1.1%
Alaska Communications Systems Group,
Inc.	21,000	264,810
Electrical Equipment—4.7%
General Cable Corp. (a)	8,500	268,345
The Lamson & Sessions Co. (a)	8,000	201,200
Regal-Beloit Corp.	8,500	396,610
Roper Industries, Inc.	5,000	237,300
		1,103,455
Electronic Equipment & Instruments—1.9%
Itron, Inc. (a)	6,000	402,300
Pemstar, Inc. (a)	19,000	42,750
		445,050

Common Stocks (continued)	Shares	Value
Energy Equipment & Services—2.0%
Grey Wolf, Inc. (a)	23,000	$179,400
Gulfmark Offshore, Inc. (a)	11,000	301,400
		480,800
Food & Staples Retailing—1.9%
Spartan Stores, Inc.	33,000	455,730
Food Products—2.1%
China Green Holdings Ltd. (b)	402,000	168,509
Chiquita Brands International, Inc.	14,000	227,080
Overhill Farms, Inc. (a)	27,800	92,296
		487,885
Health Care Equipment & Supplies—0.5%
Intuitive Surgical, Inc. (a)	1,000	127,000
Health Care Providers & Services—4.4%
American Retirement Corp. (a)	16,000	406,400
Health Net, Inc. (a)	7,000	284,900
National Medical Health Card
Systemes, Inc. (a)	15,600	348,036
		1,039,336
Hotels Restaurants & Leisure—1.3%
Main Street Restaurant Group, Inc. (a)	60,270	295,323
Industrial Conglomerates—1.1%
Walter Industries, Inc.	4,000	265,320
Internet Software & Services—0.7%
Click Commerce, Inc. (a)	8,000	170,960
Machinery—2.9%
CNH Global NV (b)	5,000	133,750
Crane Co.	8,000	338,000
Cummins, Inc.	2,000	209,000
		680,750
Metals & Mining—9.9%
Aleris International, Inc. (a)	6,500	300,625
Allegheny Technologies, Inc.	3,500	242,690
AM Castle & Co.	11,000	397,100
Cia Vale do Rio Doce ADR (b)	3,400	175,168
Peabody Energy Corp.	7,000	447,020
Ryerson Tull, Inc.	8,500	249,730
Southern Copper Corp.	3,000	297,150
Titanium Metals Corp. (a)	3,000	214,950
		2,324,433
Motor Vehicles And Passenger Car Bodies—1.6%
Volvo AB ADR (b)	7,500	378,000
Oil & Gas—2.7%
Petrohawk Energy Corp. (a)	22,000	276,760
Valero Energy Corp.	5,500	356,070
		632,830

See Notes to the Financial Statements.

Semi-Annual Report 31

The Tocqueville Genesis Fund
Schedule of Investments as April 30, 2006
(Unaudited)

Common Stocks (continued)	Shares	Value
Pharmaceuticals—1.7%
King Pharmaceuticals, Inc. (a)	23,500	$408,665
Prepackaged Software—0.9%
Indus International, Inc. (a)	65,000	211,900
Road & Rail—2.0%
Amerco, Inc. (a)	2,000	208,880
SCS Transportation, Inc. (a)	10,000	262,700
		471,580
Semiconductor & Semiconductor Equipment—3.6%
Nvidia Corp. (a)	12,000	350,640
ON Semiconductor Corp. (a)	39,000	279,630
Ultratech, Inc. (a)	11,000	216,040
		846,310
Software—1.6%
Mentor Graphics Corp. (a)	15,000	196,950
Open Solutions, Inc. (a)	6,500	176,930
		373,880
Total Common Stocks (Cost $14,056,772)		15,930,171
Exchange Traded Funds—12.5%
SPDR Trust Series 1	15,000	1,972,050
Semiconductor HOLDRs Trust	26,000	977,600
Total Exchange Traded Funds
(Cost $2,871,832)		2,949,650
	Principal
Short-Term Investments—19.3%	Amount
Repurchase Agreement—3.4%
Repurchase Agreement with U.S.
Bank, N.A., 4.50%, dated 4/28/06,
due 5/1/06, collateralized by a
Freddie Mac 15-Year Fixed (Pool
#4169) valued at $802,762.
Repurchase proceeds of $787,295
(Cost $787,000)	$787,000	787,000

	Principal
Short-Term Investments (continued)	Amount	Value
U.S. Treasury Bills—15.9%
4.40%, due 6/22/2006	$300,000	$298,067
4.315%, due 7/20/2006	1,000,000	989,848
4.15%, due 8/24/2006	1,000,000	985,170
4.15%, due 9/07/2006	1,500,000	1,475,056
(Cost $3,748,834)		3,748,141
Total Short-Term Investments
(Cost $4,535,834)		4,535,141
Total Investments
(Cost $21,464,438)—99.5%		23,414,962
Other Assets in Excess of Liabilities—0.5%		111,681
Total Net Assets—100.0%		$23,526,643

Percentages are stated as a percent of net assets.
ADR—American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Brazil 0.7%; Hong Kong 0.7%; India 3.0%; Netherlands 0.6%; Sweden 1.6%.

See Notes to the Financial Statements.

32 April 30, 2006

Percent of Total Investments

The Tocqueville Fund
Allocation of Portfolio Holdings
April 30, 2006

The Tocqueville Small Cap Value Fund
Allocation of Portfolio Holdings
April 30, 2006

Semi-Annual Report 33

Percent of Total Investments

The Tocqueville International Value Fund
Allocation of Portfolio Holdings
April 30, 2006

The Tocqueville Gold Fund
Allocation of Portfolio Holdings
April 30, 2006

34 April 30, 2006

Percent of Total Investments

The Tocqueville Genesis Fund
Allocation of Portfolio Holdings
April 30, 2006

Semi-Annual Report 35

The Tocqueville Trust

Statements of Assets and Liabilities

April 30, 2006
(Unaudited)

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund	Genesis Fund
Assets
Investments, at value (1)	$239,667,035	$61,841,410	$253,718,411	$945,762,421	$23,414,962
Foreign currencies (2)	—	—	19,187,012	—	1,565
Cash	533	—	140,706	—	8,850
Receivable for investments sold	—	494,839	—	108,428	89,392
Receivable for fund shares sold	967,732	15,235	776,279	5,980,028	30,000
Dividends, interest and other receivables	179,481	22,225	1,133,925	451,153	18,330
Prepaid assets	16,371	8,561	20,774	99,388	11,080
Total Assets	240,831,152	62,382,270	274,977,107	952,401,418	23,574,179
Liabilities
Payable for investments purchased	607,802	—	1,476,395	—	—
Payable for fund shares redeemed	266,242	283,207	562,031	1,330,719	91
Payable to Adviser	145,393	38,455	218,596	650,656	26,697
Payable to Custodian	—	6,992	—	8,910	—
Accrued distribution fee	35,972	9,006	41,233	61,095	2,339
Accrued expenses and other liabilities	143,359	40,669	189,421	391,705	18,409
Total Liabilities	1,198,768	378,329	2,487,676	2,443,085	47,536
Net Assets	$239,632,384	$62,003,941	$272,489,431	$949,958,333	$23,526,643
Net assets consist of: Paid in capital	$183,886,551	$46,083,912	$183,706,922	$461,203,297	$19,027,626
Accumulated net investment income (loss)	472,596	(84,834)	664,148	(6,528,143)	(60,210)
Accumulated net realized gain (loss)	(4,373,570)	4,175,477	8,494,251	66,063,602	2,608,671
Net unrealized appreciation on investments
and foreign currency related items	59,646,807	11,829,386	79,624,110	429,219,577	1,950,556
Net assets	$239,632,384	$62,003,941	$272,489,431	$949,958,333	$23,526,643
Shares of beneficial interest outstanding
(unlimited shares of $0.01 par value
authorized)	9,371,794	3,327,719	15,808,301	16,885,376	1,967,008
Net asset value and redemption price per
share	$25.57	$18.63	$17.24	$56.26	$11.96
Maximum offering price per share	$25.57	$18.63	$17.24	$56.26	$12.59
(1) Cost of Investments	$180,020,228	$50,012,024	$174,936,204	$516,544,493	$21,464,438
(2) Cost of Foreign Currencies	$0	$0	$18,367,549	$0	$1,516

See Notes to the Financial Statements.

36 April 30, 2006

The Tocqueville Trust

Statements of Operations

For the Six Months Ended April 30, 2006
(Unaudited)

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund	Genesis Fund
Investment Income:
Dividends*	$1,803,479	$267,544	$2,837,184	$2,506,431	$82,637
Interest	290,099	45,007	435,523	1,322,298	79,273
	2,093,578	312,551	3,272,707	3,828,729	161,910
Expenses:
Investment Adviser’s fee (See Note 4)	781,886	220,654	1,225,223	3,302,464	142,386
Distribution fees (See Note 4)	260,629	73,551	306,306	894,200	28,477
Administration fee (See Note 4)	156,377	44,131	183,784	536,520	17,086
Professional fees	43,470	16,426	53,092	154,293	6,362
Transfer agent and shareholder services fees	22,514	7,995	30,648	96,390	3,203
Printing and mailing expense	16,871	7,269	19,223	75,771	2,783
Fund accounting fees	15,328	4,895	20,282	44,949	5,569
Registration fees	11,872	9,198	16,158	30,304	11,228
Custody fees	10,258	5,536	86,306	70,980	3,690
Trustee fees and expenses	9,440	3,850	11,540	27,718	3,850
Insurance expense	5,500	1,880	9,482	15,776	741
Other expenses	5,177	2,000	6,817	22,303	754
Total expenses before waiver	1,339,322	397,385	1,968,861	5,271,668	226,129
Less: Fees waived (See Note 4)	—	—	—	—	(4,009)
Net expenses	1,339,322	397,385	1,968,861	5,271,668	222,120
Net Investment Income (Loss)	754,256	(84,834)	1,303,846	(1,442,939)	(60,210)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,989,281	5,675,143	8,731,340	67,080,001	2,690,899
Foreign currency translation	(4,410)	—	(237,139)	2,260	(14,204)
	12,984,871	5,675,143	8,494,201	67,082,261	2,676,695
Net change in unrealized appreciation on:
Investments	20,984,384	1,200,212	36,140,565	302,489,488	683,027
Foreign currency translation	—	—	962,295	—	84
	20,984,384	1,200,212	37,102,860	302,489,488	683,111
Net gain on investments and foreign
currency	33,969,255	6,875,355	45,597,061	369,571,749	3,359,806
Net Increase in Net Assets Resulting
from Operations	$34,723,511	$6,790,521	$46,900,907	$368,128,810	$3,299,596
* Net of foreign taxes withheld	$33,537	$—	$413,676	$81,799	$3,243

See Notes to the Financial Statements.

Semi-Annual Report 37

The Tocqueville Trust
Statements of Changes in Net Assets

	The Tocqueville Fund
	For the Six Months Ended April 30, 2006	For the Year Ended October 31, 2005
	(Unaudited)
Operations:
Net investment income (loss)	$754,256	$1,111,868
Net realized gain (loss) on investments and foreign currency	12,984,871	9,066,454
Net change in unrealized appreciation/(depreciation)	20,984,384	9,388,494
Net increase in net assets resulting from operations	34,723,511	19,566,816
Dividends and distributions to shareholders:
Net investment income	(869,202)	(863,340)
Net realized gains	(4,662,830)	(5,747,338)
Total dividends and distributions	(5,532,032)	(6,610,678)
Fund share transactions:
Shares sold	38,060,608	30,413,928
Shares issued to holders in reinvestment of dividends	4,702,573	5,266,557
Shares redeemed*	(8,113,533)	(18,280,792)
Net increase (decrease)	34,649,648	17,399,693
Net increase (decrease) in net assets	63,841,127	30,355,831
Net Assets:
Beginning of period	175,791,257	145,435,426
End of period**	239,632,384	175,791,257
* Net of redemption fees of:	$4,286	$18,988
** Including undistributed net investment income (loss) of:	$472,596	$587,541
Change in shares outstanding:
Shares sold	1,574,673	1,410,353
Shares issued to holders in reinvestment of dividends	200,707	252,109
Shares redeemed	(331,803)	(853,030)
Net increase (decrease)	1,443,577	809,432

See Notes to the Financial Statements.

38 April 30, 2006

The Tocqueville Trust

Statements of Changes in Net Assets

Small Cap Value Fund		International Value Fund		Gold Fund		Genesis Fund
For the Six Months Ended April 30, 2006	For the Year Ended October 31, 2005	For the Six Months Ended April 30, 2006	For the Year Ended October 31, 2005	For the Six Months Ended April 30, 2006	For the Year Ended October 31, 2005	For the Six Months Ended April 30, 2006	For the Year Ended October 31, 2005
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(84,834)	$(439,007)	$1,303,846	$589,896	$(1,442,939)	$(4,916,511)	$(60,210)	$(156,695)
5,675,143	(1,499,666)	8,494,201	32,064,097	67,082,261	31,305,039	2,676,695	788,426
1,200,212	6,105,970	37,102,860	9,722,916	302,489,488	1,023,459	683,111	881,111
6,790,521	4,167,297	46,900,907	42,376,909	368,128,810	27,411,987	3,299,596	1,512,842

—	—	(712,009)	(1,164,107)	—	—	—	—
—	(3,029,286)	(25,434,697)	—	(31,702,831)	(21,027,179)	(668,585)	—
—	(3,029,286)	(26,146,706)	(1,164,107)	(31,702,831)	(21,027,179)	(668,585)	—

5,266,411	10,195,998	46,287,822	42,081,069	174,431,784	158,391,876	855,772	2,974,816
—	2,803,582	23,518,380	893,120	29,792,252	19,721,437	664,820	—

(7,629,121)	(31,566,833)	(33,781,872)	(64,900,229)	(129,183,333)	(185,196,398)	(3,241,529)	(10,835,287)
(2,362,710)	(18,567,253)	36,024,330	(21,926,040)	75,040,703	(7,083,085)	(1,720,937)	(7,860,471)
4,427,811	(17,429,242)	56,778,531	19,286,762	411,466,682	(698,277)	910,074	(6,347,629)

57,576,130	75,005,372	215,710,900	196,424,138	538,491,651	539,189,928	22,616,569	28,964,198
62,003,941	57,576,130	272,489,431	215,710,900	949,958,333	538,491,651	23,526,643	22,616,569
$47,517	$24,651	$122,441	$45,552	$379,798	$372,142	$312	$1,709
$(84,834)	$—	$664,148	$72,311	$(6,528,143)	$(5,085,204)	$(60,210)	$—

294,983	623,305	2,912,380	2,831,694	3,833,711	4,698,499	74,300	280,613
—	159,295	1,572,084	64,860	770,224	604,952	60,548	—
(439,333)	(1,966,893)	(2,110,472)	(4,452,473)	(2,883,024)	(5,614,662)	(288,394)	(1,021,632)
(144,350)	(1,184,293)	2,373,992	(1,555,919)	1,720,911	(311,211)	(153,546)	(741,019)

See Notes to the Financial Statements.

Semi-Annual Report 39

The Tocqueville Trust

The Tocqueville Fund
The Tocqueville Small Cap Value Fund
The Tocqueville International Value Fund
The Tocqueville Gold Fund
The Tocqueville Genesis Fund

Notes to Financial Statements

1.  ORGANIZATION
The Tocqueville Trust (the “Trust”) was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of five separate funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (individually referred to as the ‘‘Fund’’ and collectively referred to as the ‘‘Funds’’). The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation. The Tocqueville Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $3 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The objective of The Tocqueville Genesis Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville Genesis Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. Shares of The Tocqueville Genesis Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s prospectus. The maximum sales charge is 5.00% of the offering price. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

a)  Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver will be valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

40 April 30, 2006

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Fund’s net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Fund’s net asset value. Events affecting the value of such securities held by a Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

b) Restricted and Illiquid Securities

The Tocqueville Fund and The Tocqueville Gold Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

c) Federal income tax

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

At October 31, 2005 the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund	Genesis Fund
Cost of Investments	$139,557,862	$47,231,589	$156,823,714	$396,041,161	$20,040,119
Appreciation	$41,836,242	$12,807,609	$46,059,993	$146,352,473	$1,901,443
Depreciation	(3,173,819)	(2,178,434)	(3,418,351)	(25,726,463)	(695,210)
Net unrealized appreciation (depreciation)
on investments	$38,662,423	$10,629,175	$42,641,642	$120,626,010	$1,206,233
Undistributed ordinary income	$587,541	$—	$72,311	$—	$—
Undistributed long-term capital gain	4,663,022	—	25,434,747	31,703,047	661,825
Accumulated net realized loss	(17,358,632)	(1,499,666)	—	—	—
Distributable earnings	$26,554,354	$9,129,509	$68,148,700	$152,329,057	$1,868,058
Other net unrealized appreciation
(depreciation)	$—	$—	$(120,392)	$—	$(52)
Total accumulated earnings (losses)	$26,554,354	$9,129,509	$68,028,308	$152,329,057	$1,868,006

Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the tax deferral of wash sale losses (The Tocqueville Gold Fund and The Tocqueville Genesis Fund only) and realization for tax purposes of unrealized losses on passive foreign investment companies (The Tocqueville Gold Fund only).

Semi-Annual Report 41

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

	October 31, 2005
	Ordinary Income	Long-term Capital Gain	Total
The Tocqueville Fund	$863,340	$5,747,338	$6,610,678
Small Cap Value Fund	—	3,029,286	3,029,286
International Value Fund	1,164,107	—	1,164,107
Gold Fund	—	21,027,179	21,027,179
Genesis Fund	—	—	—

	October 31, 2004
	Ordinary Income	Long-term Capital Gain	Total
The Tocqueville Fund	$128,359	—	$128,359
Small Cap Value Fund	1,704,472	$9,583,680	11,288,152
International Value Fund	474,880	—	474,880
Gold Fund	2,902,418	5,523,243	8,425,661
Genesis Fund	—	—	—

At October 31, 2005, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below.

	The Tocqueville Fund	Small Cap Value Fund

Capital losses expiring in:
2010	$17,358,632	—
2013	—	$1,499,666
	$17,358,632	$1,499,666

During the year ended October 31, 2005, The Tocqueville Fund and The Tocqueville International Value Fund utilized $4,413,311 and $6,957,380 of capital loss carryforwards, respectively.

d) Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, and The Tocqueville Genesis Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

42 April 30, 2006

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

e) Written option accounting

The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

f) Futures Contracts

Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price, or in the absence of a sale, the mean of the last bid and asked prices. When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Semi-Annual Report 43

h) Other

Investments and shareowner transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date or for foreign securities for which timely information is not available, when the Funds first learn of the dividend, whichever is earlier. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Funds use the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund’s daily net asset value.

i) Repurchase Agreements

The Funds may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Trust’s custodian takes possession of the collateral pledged for investments in repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2005, the Fund did not hold any financial instruments with off-balance sheet risk.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”), is the investment adviser the “Adviser” to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion. In addition, with respect to The Tocqueville Genesis Fund, the Adviser is contractually obligated to waive its fees and/or reimburse expenses to the extent the annual operating expenses of The Tocqueville Genesis Fund exceed 1.95%. During the six months ended April 30, 2006, Tocqueville waived fees of $4,009 for The Tocqueville Genesis Fund. The Tocqueville Genesis Fund is not expected to repay any such waived fees in future years.

44 April 30, 2006

Tocqueville has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary to ensure that each Fund’s total operating expenses do not exceed the following rates, based on each Fund’s average daily net assets;

The Tocqueville Fund	1.40%
Small Cap Value Fund	1.75%
International Value Fund	2.00%
Gold Fund	1.94%

During the six months ended April 30, 2006, there were no such voluntary waivers.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2006, the Adviser has made payments of $35,106, $9,926, $41,294, $120,211, and $3,846 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund, respectively.

Lepercq, de Neuflize/Tocqueville Securities, L.P., an affiliate of Tocqueville, (the “Distributor”) acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund for the six months ended April 30, 2006, were $87,795, $80,781, $32,496, $288,052, and $82,428, respectively.

During the year ended October 31, 2004, The Tocqueville Gold Fund received a reimbursement from Tocqueville related to certain losses incurred as a result of a pricing error. The amount of the loss and corresponding reimbursement was $60,626 or $0.004 per share based on average shares outstanding during the year ended October 31, 2004.

Semi-Annual Report 45

5.  FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2006. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. The Trust may waive the redemption fee when the Adviser determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended April 30, 2006 are summarized below.

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund	Genesis Fund

Purchases:
Other	$63,065,182	$16,322,365	$52,761,712	$144,150,889	$39,230,042

Sales:
U.S. Government	$—	$—	$—	$—	$978,005
Other	28,860,539	20,032,287	22,720,619	151,858,408	42,221,427

46  April 30, 2006

ADDITIONAL INFORMATION (UNAUDITED)

1.  ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Inge Heckel (66) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 19 Years Served	President, New York School of Interior Design, from July 1996 to present.	5	Member of the Advisory Council, the Institute of Classical Architecture; Member, Advisory Council Olana Preservation; Member, Horticultural Committee, Wave Hill

Lucille G. Bono (72) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 6 Years Served	Retired. Tocqueville Trust Trustee.	5	None

Larry M. Senderhauf (57) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 6 Years Served	Retired. Administrator and Trustee, LMS 33 Profit and Pension Sharing Fund from 1983 to present.	5	Advisory Board Member, Legacy Bank, Scottsdale, Arizona

Semi-Annual Report 47

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (69) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 4 Years Served	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	5
Director, Amwest
Insurance Group,
Inc. from April 1996
to January 2001;
Chairman,
Association of
California Insurance
Companies from
January 1996 to
January 1998;
Director, Condor
Services Inc. from
April 1989 to
April 1996.

Charles W. Caulkins (49) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 2 Years Served	Founder and President, Arbor Marketing, Inc. from October 1994 to present.	5	Director, Phoenix House from January 2001 to present; Director, Bridges to Community from July 2002 to present.

James W. Gerard (44) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 3 Years Served	Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to present; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	5	Director, American Overseas Memorial Day Association, 1998 to present.

48 April 30, 2006

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (62) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman, Principal Executive Officer and Trustee	Indefinite Term, 18 Years Served	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/ Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	5	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/ Tocqueville Securities, L.P. from January 1990 to present.

Robert W. Kleinschmidt (56) 40 W. 57th St., 19th Floor New York, NY 10019	President, Principal Operating Officer, Principal Financial Officer, and Trustee	Indefinite Term, 13 Years Served	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/ Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/Tocqueville Securities, L.P.

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

Semi-Annual Report 49

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Steve Tyrrell (34) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary, Treasurer	Indefinite Term, less than 1 Year Served	Director of Operations, Tocqueville Asset Management L.P. from 2004 to present; Assistant Director of Operations, 2002-2004; Assistant Operations Manager, Lepercq, de Neuflize & Co., Inc. 1998-2002	N/A	N/A

Elizabeth Bosco (58) 40 W. 57th St., 19th Floor New York, NY 10019	Anti Money Laundering Compliance Officer	Indefinite Term, Since 2002	Compliance Officer, Tocqueville Asset Management L.P. from 1997 to present.	N/A	N/A

Thomas Pandick (59) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004
Chief Compliance Officer
(October 2004-present),
Tocqueville Asset
Management L.P.; General
Counsel (January-October
2004), Tocqueville Asset
Management L.P.; Vice
President, Kirkbride Asset
Management, Inc.
(2000-2004); Counsel to NYS
Workers Compensation Board
(1995-1999); Director of
Corporate Governance, Office
of State Comptroller
(1985-1995); General Counsel,
New York State & Local
Retirement Systems
(1979-1985)
				N/A	N/A

1
Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

50 April 30, 2006

2.  INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreements on behalf of the Funds, the Trustees, including the disinterested Trustees, considered the following information:

1) The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Funds’ Investment Advisory Agreements and the quality of those services over the past year. The Trustees noted that the services include managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with Trust counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreements; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and to continue to provide the high quality services that it has provided to the Funds to date.

2) The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, as applicable, ended August 31, 2005. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Lipper: The Lipper Multi-Cap Value Funds peer group, with average net assets between $165 million and $180 million, for The Tocqueville Fund; the Lipper Small-Cap Core Funds peer group, with average net assets between $55 million and $65 million, for The Tocqueville Small Cap Value Fund; The Lipper International Small/ Mid Cap Growth Funds peer group, with average net assets between $175 million and $225 million, for The Tocqueville International Fund; The Lipper Gold Oriented Funds peer group, with average net assets between $400 million and $600 million, for The Tocqueville Gold Fund; and the Lipper Mid-Cap Core Funds peer group, with average net assets between $20 million and $25 million, for The Tocqueville Genesis Fund (the “Peer Groups”). The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Trust; The Russell 2000 Index for The Tocqueville Small Cap Value Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index for The Tocqueville Gold Fund; and the Wilshire 5000 Index for The Tocqueville Genesis Fund (the “Indices”) for the most recent fiscal quarter ended July 31, 2005, and for the one-year, three-year, five-year and ten-year periods ended August 31, 2005. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees also considered the actions taken by the Adviser to address performance concerns raised by the Trustees over the past year with respect to The Tocqueville Small Cap Fund and The Tocqueville Genesis Fund. The Board concluded that the performance of the Funds against their respective Peer Groups was satisfactory. In particular, the Board noted that The Tocqueville Small Cap Fund underperformed the median of its Peer Group and its Index for the one-year and three-year periods but was in-line with the median of its Peer Group and its Index for the five-year period and outperformed the median of its Peer Group and its Index for the ten-year period, all ended August 31, 2005. The Board observed that The Tocqueville Genesis Fund underperformed the median of its Peer Group and its Index for the one-year period ended August 31, 2005, but also noted that the Fund was still relatively new. The Board further noted the strong performance of The Tocqueville Fund as compared with the median of its Peer Group and its Index for all periods considered, and the strong performances of The Tocqueville International Value Fund and The Tocqueville Gold Fund, particularly as compared to the medians of their Peer Groups and their Indices for the three-year and five-year periods ended August 31, 2005.

Semi-Annual Report 51

3) The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged (i) by funds in their respective Peer Groups, (ii) other funds with an investment policy similar to the Funds’ that are advised or sub-advised by the Adviser (the Tocqueville Alexis Trust), and (iii) other types of accounts, such as institutional and pension accounts, with similar investment policies to the Funds’ that are advised or sub-advised by the Adviser, of which there were none. The Trustees also considered comparative total fund expenses of the Funds and the Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Peer Group fund agreement is often not apparent. The Trustees also viewed the Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Board noted that the contract rate advisory fee for each of the Funds was reasonable, but above average, when compared to their respective Peer Groups and to the peer group of other funds advised by the Adviser. The Board further observed that the total expense ratios of the Funds were also reasonable, but above average, when compared to their respective Peer Groups and to the peer group of other funds advised by the Adviser. The Board also noted that The Tocqueville Genesis Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee or reimburse the Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. In assessing this information, the Trustees considered both the comparative contract rate advisory fee as well as the level of advisory fee after waivers and/or reimbursement.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2004. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate under the 12b-1 plans and related agreements. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

52 April 30, 2006

4)  The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. In the event there were significant asset growth in the future, the Trustee’s determined to reassess whether the advisory fees, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

The Board also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars.

Based on a consideration of all these factors in their totality, the Trustees, including all of the disinterested Trustees, determined that the Funds’ advisory fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Trust’s disinterested Trustees also met separately in executive session and were assisted by the advice of independent counsel in making such determination.

3.  PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.  SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

Semi-Annual Report 53

5.  SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Funds designate the following percentages of ordinary dividends declared during the fiscal year ended October 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders:

The Tocqueville Fund	100.00%
International Value Fund	8.08%

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal year ended October 31, 2005 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

The Tocqueville Fund	100.00%
International Value Fund	100.00%

6.  Foreign Tax Credit

For the year ended October 31, 2005, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

International Value Fund	Foreign Source Income Earned (per share)	Foreign Taxes Paid (per share)
Austria	0.0040	0.0006
Belgium	0.0146	0.0022
Brazil	0.0079	0.0009
Canada	0.0044	0.0007
Finland	0.0321	0.0048
France	0.0145	0.0022
Greece	0.0068	0.0000
Hong Kong	0.0089	0.0000
Indonesia	0.0105	0.0016
Italy	0.0140	0.0021
Japan	0.0415	0.0029
Malaysia	0.0033	0.0000
Mexico	0.0108	0.0000
Netherlands	0.0530	0.0059
Singapore	0.0198	0.0000
South Africa	0.0078	0.0000
South Korea	0.0056	0.0009
Sweden	0.0077	0.0011
Switzerland	0.0064	0.0010
United Kingdom	0.0265	0.0000

54 April 30, 2006

Gold Fund	Foreign Source Income Earned (per share)	Foreign Taxes Paid (per share)
Australia	0.0133	0.0021
Canada	0.0627	0.0093
Hong Kong	0.0080	0.0000
Peru	0.0156	0.0006
Russia	0.0013	0.0002
South Africa	0.0505	0.0006

Semi-Annual Report 55

Investment Adviser

Tocqueville Asset Management L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800
www.tocqueville.com

Distributor

Lepercq, de Neuflize/Tocqueville Securities, L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 697-3863

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees

François D. Sicart—Chairman
Lucille G. Bono
Charles W. Caulkins
James W. Gerard
Inge Heckel
Robert W. Kleinschmidt
Guy A. Main
Larry M. Senderhauf

Tocqueville Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701 Milwaukee, WI 53201-0701

www.tocquevillefunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)
There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Tocqueville Trust

By (Signature and Title)*  /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date  7/3/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date   7/3/06

By (Signature and Title)*  /s/ Steven J. Tyrrell
Steven J. Tyrrell, Treasurer

Date   7/3/06

* Print the name and title of each signing officer under his or her signature.